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                                  EXHIBIT (99)





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                                                                    EXHIBIT (99)

                    CERTIFICATION OF CEO AND CFO PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



In connection with the Annual Report on Form 10-K of Consumers Energy Company (the "Company") for the annual period ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Kenneth Whipple, as Chairman of the Board and Chief Executive Officer of the Company, and Thomas J. Webb, as Executive Vice President and Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



 /s/  Kenneth Whipple
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Name:    Kenneth Whipple
Title:   Chairman of the Board and
         Chief Executive Officer
Date:    March 28, 2003



 /s/  Thomas J. Webb
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Name:    Thomas J. Webb
Title:   Executive Vice President and
         Chief Financial Officer
Date:    March 28, 2003





This certification accompanies the Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Company for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended.

A signed original of this written statement required by Section 906 has been provided to Consumers Energy Company and will be retained by Consumers Energy Company and furnished to the Securities and Exchange Commission or its staff upon request.